SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS Emerging Markets Equity Fund
The following information supplements the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund's summary prospectus and the summary section of the fund’s prospectus.
Sean Taylor, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2014.
Marc Currat, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Luiz Ribeiro, portfolio manager of the fund, has indicated his intention to resign from DWS effective May 15, 2020 and plans to join Itau USA Asset Management, Inc. or its affiliates (collectively “Itau”). DWS is currently in discussions with Itau regarding a potential consulting arrangement with DWS.
The following information supplements the existing disclosure contained under the “MANAGEMENT” sub-heading of the “Fund Details” section of the fund’s prospectus.
Sean Taylor, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2014.
■	Global Head of Emerging Markets Equities: Hong Kong.
■	Joined DWS in 2013 with 21 years of industry experience. Prior to his current role, he served as Investment Director at GAM, based in London and Dubai, and Head of International & Emerging Markets at Societe Generale.
■	MBA, Manchester Business School.
Marc Currat, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Portfolio Manager for Global Emerging Markets Equities: Hong Kong.
■	Joined DWS in 2012 with 6 years of professional experience, thereof one year in the financial industry. Prior to joining, he served as an equities and quant analyst at Surperformance SAS. Prior to that he was an audit advisor at Currat & Associes SA.
■	BSc in Management from CIBU – California International Business University; MBA in Finance from International School of Management, Paris & St. John’s University; Investment Management Certificate (IMC).
Luiz Ribeiro, portfolio manager of the fund, has indicated his intention to resign from DWS effective May 15, 2020 and plans to join Itau USA Asset Management, Inc. or its affiliates (collectively “Itau”). DWS is currently in discussions with Itau regarding a potential consulting arrangement with DWS.
Please Retain This Supplement for Future Reference
April 16, 2020
PROSTKR20-15